                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 2001, (2001-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period from June 1 to June 30, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of July, 2001.

                                       CONSECO FINANCE CORP.




                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer

                                                                   SERIES 2001-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-01
                        CUSIP NO.#20846Q-FX1,FY9,FZ6,GA0,GB8,GC6,GD4,GE2,GF9,GG7
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 7/2/01

                                                                                       Total $                    Per $1,000
                                                                                       Amount                      Original
                                                                                  ---------------           --------------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available (including Monthly Servicing Fee)                             9,667,583.20
                                                                                  ---------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                      0.00
                                                                                  ---------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                             9,667,583.20
                                                                                  ---------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                      0.00
                                                                                  ---------------

A.   Interest
     (2)  Aggregate  interest
         a. Class A-1A Remittance Rate (4.19000%)                                       4.19000%
                                                                                  ---------------
         b. Class A-1A Interest                                                       211,990.24                     3.02843200
                                                                                  ---------------           --------------------
         c. Class A-1B Remittance Rate (5.010%)                                           5.010%
                                                                                  ---------------
         d. Class A-1B Interest                                                       206,753.61                     3.50429847
                                                                                  ---------------           --------------------
         e. Class A-2 Remittance Rate (5.245%)                                            5.245%
                                                                                  ---------------
         f. Class A-2 Interest                                                         97,469.58                     4.37083353
                                                                                  ---------------           --------------------
         g. Class A-3 Remittance Rate (5.655%)                                            5.655%
                                                                                  ---------------
         h. Class A-3 Interest                                                        298,772.50                     4.71250005
                                                                                  ---------------           --------------------
         i. Class A-4 Remittance Rate (6.210%)                                            6.210%
                                                                                  ---------------
         j. Class A-4 Interest                                                        497,835.00                     5.17500000
                                                                                  ---------------           --------------------
         k. Class A-5 Remittance Rate (6.990%)                                            6.990%
                                                                                  ---------------
         l. Class A-5 Interest                                                      1,019,957.50                     5.82500002
                                                                                  ---------------           --------------------
         m. Class A-IO Remittance Rate (2.500%)                                           2.500%
                                                                                  ---------------
         n. Class A-IO Interest                                                       250,000.00                     2.08333336
                                                                                  ---------------           --------------------

     (3)  Amount applied to:
         a. Unpaid Class A Interest Shortfall                                               0.00                              0
                                                                                  ---------------           --------------------

    (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                               0.00                              0
                                                                                  ---------------           --------------------

B.   Principal
    (5) Formula Principal Distribution  Amount                                      6,023,183.21                            N/A
                                                                                  ---------------           --------------------
         a. Scheduled Principal                                                       660,014.25                            N/A
                                                                                  ---------------           --------------------
         b. Principal Prepayments                                                   4,131,115.91                            N/A
                                                                                  ---------------           --------------------
         c. Liquidated Contracts                                                       32,770.51                            N/A
                                                                                  ---------------           --------------------
         d. Repurchases                                                                     0.00                            N/A
                                                                                  ---------------           --------------------
         e. Current Month Advanced Principal                                          889,805.98                            N/A
                                                                                  ---------------           --------------------
         f. Prior Month Advanced Principal                                         (1,645,035.61)                           N/A
                                                                                  ---------------           --------------------
         g. Additional Principal Distribution (9,000,000.00 cap)                    1,954,512.17
                                                                                  ---------------

    (6)  a. Pool Scheduled Principal Balance                                      582,447,855.12
                                                                                  ---------------
         b. Adjusted Pool Principal Balance                                       581,558,049.14                   969.26341523
                                                                                  ---------------           --------------------
         c. Pool Factor                                                               0.96926342
                                                                                  ---------------
         d. Net Certificate principal Balance                                     573,253,342.38
                                                                                  ---------------
         e. Overcollateralization Amount (not to exceed $9,000,000.00)              8,304,706.76
                                                                                  ---------------
         f. Prefunded Amount                                                                0.00
                                                                                  ---------------

        * Subject to a maximum rate equal to the Weighted Average Contract Rate


                                                                   SERIES 2001-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-01
                        CUSIP NO.#20846Q-FX1,FY9,FZ6,GA0,GB8,GC6,GD4,GE2,GF9,GG7
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 7/2/01
                                     Page 2

     (7)  Unpaid Class A Principal Shortfall
            (if any) following prior Remittance Date                                        0.00
                                                                                  ---------------

     (8)  Class A Percentage for such Remittance Date                                     100.00%
                                                                                  ---------------

     (9)  Class A Percentage for the following Remittance Date                            100.00%
                                                                                  ---------------

    (10)  Class A  Principal Distribution:
          a. Class A-1A                                                             3,268,393.99                    46.69134271
                                                                                  ---------------           --------------------
          b. Class A-1B                                                             2,754,789.22                    46.69134271
                                                                                  ---------------           --------------------
          c. Class A-2                                                                      0.00                     0.00000000
                                                                                  ---------------           --------------------
          d. Class A-3                                                                      0.00                     0.00000000
                                                                                  ---------------           --------------------
          e. Class A-4                                                                      0.00                     0.00000000
                                                                                  ---------------           --------------------
          g. Class A-5                                                                      0.00                     0.00000000
                                                                                  ---------------           --------------------
          h. Class A-IO                                                                     0.00                     0.00000000
                                                                                  ---------------           --------------------


    (11)  Class A-1A Principal Balance                                             55,486,309.82                   792.66156886
                                                                                  ---------------           --------------------
   (11a)  Class A-1A Pool Factor                                                      0.79266157
                                                                                  ---------------

    (12)  Class A-1B Principal Balance                                             46,767,032.56                   792.66156881
                                                                                  ---------------           --------------------
   (12a)  Class A-1B Pool Factor                                                      0.79266157
                                                                                  ---------------

    (13)  Class A-2 Principal Balance                                              22,300,000.00                   1000.0000000
                                                                                  ---------------           --------------------
   (13a)  Class A-2 Pool Factor                                                       1.00000000
                                                                                  ---------------

    (14)  Class A-3 Principal Balance                                              63,400,000.00                   1000.0000000
                                                                                  ---------------           --------------------
   (14a)  Class A-3 Pool Factor                                                       1.00000000
                                                                                  ---------------

    (15)  Class A-4 Principal Balance                                              96,200,000.00                   1000.0000000
                                                                                  ---------------           --------------------
   (15a)  Class A-4 Pool Factor                                                       1.00000000
                                                                                  ---------------

    (16)  Class A-5 Principal Balance                                             175,100,000.00                   1000.0000000
                                                                                  ---------------           --------------------
   (16a)  Class A-5 Pool Factor                                                       1.00000000
                                                                                  ---------------

    (17)  Class A-IO Principal Balance                                            120,000,000.00                   1000.0000000
                                                                                  ---------------           --------------------
   (17a)  Class A-IO Pool Factor                                                      1.00000000
                                                                                  ---------------


    (19)  Unpaid Class A Principal Shortfall
              (if any) following current Remittance Date                                    0.00
                                                                                  ---------------

C.   Aggregate Scheduled Balances and Number of Delinquent
        Contracts as of Determination Date

         (20) 31-59 days                                                            8,112,401.44                            253
                                                                                  ---------------           --------------------

         (21) 60 days or more                                                       5,070,518.26                            145
                                                                                  ---------------           --------------------

         (22) Current Month Repossessions                                             395,869.12                             12
                                                                                  ---------------           --------------------

         (23) Repossession Inventory                                                  697,101.84                             21
                                                                                  ---------------           --------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                   SERIES 2001-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-01
                        CUSIP NO.#20846Q-FX1,FY9,FZ6,GA0,GB8,GC6,GD4,GE2,GF9,GG7
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 7/2/01

                                     Page 3

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in September 2002.)

(24) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                      0.99%
                                                                                  ---------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                may not exceed 4.0%)                                                        0.47%
                                                                                  ---------------

(25)  Average Thirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                     2.38%
                                                                                  ---------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                may not exceed 6.0%)                                                        1.25%
                                                                                  ---------------

(26)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for  current Remittance Date
                (as a percentage of Cut-off Date Pool Principal Balance;
                may not exceed 5.5% from Sept. 1, 2002 to August 31, 2003;
                6.5% from Sept. 1, 2003 to August 31, 2004; 8.5% from
                Sept. 1, 2004, to August 31, 2005 and 9.5% thereafter)                      0.00%
                                                                                  ---------------

(27)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                       17,731.00
                                                                                  ---------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
                preceding Remittance and for current Remittance Date;
                may not exceed 2.5%)                                                        0.01%
                                                                                  ---------------

(28)  Class M-1 Principal Balance Test

         (a) The sum of Class M Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date)
                divided by Pool Scheduled Principal Balance as of
                preceding Remittance Date is greater than 23.25%                           19.40%
                                                                                  ---------------

(29)  Class M-2 Principal Balance Test

         (a) The sum of Class M-2 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date)
                divided by Pool Scheduled Principal Balance as of
                preceding Remittance Date is greater than 12.75%                           13.27%
                                                                                  ---------------

(30)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
                Remittance Date) as of such Remittance date is greater than
                $16,000,000.00                                                     48,000,000.00
                                                                                  ---------------
         (b) Class B Principal Balance (before distributions on current
                Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater
                than 9.75%.                                                                 8.17%
                                                                                  ---------------

                                                                   SERIES 2001-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-01
                        CUSIP NO.#20846Q-FX1,FY9,FZ6,GA0,GB8,GC6,GD4,GE2,GF9,GG7
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 7/2/01
                                     Page 4

                                                                                       Total $                    Per $1,000
                                                                                       Amount                      Original
                                                                                  ---------------           --------------------
CLASS M-1 CERTIFICATES
----------------------
(31) Amount available (including Monthly Servicing Fee)                             1,061,621.54
                                                                                  ---------------
A.   Interest
    (32) Aggregate  interest

         (a) Class M-1 Remittance Rate 7.535%, unless the
                 Weighted Average Contract Rate is less than 7.535%)                        7.54%
                                                                                  ---------------

         (b) Class M-1 Interest                                                       226,050.00                      6.27916667
                                                                                  ---------------            --------------------

         (c) Interest on Class M-1 Adjusted Principal Balance                               0.00
                                                                                  ---------------

    (33) Amount applied to Class M-1 Interest Deficiency Amount                             0.00
                                                                                  ---------------

    (34) Remaining unpaid Class M-1 Interest Deficiency Amount                              0.00
                                                                                  ---------------

    (35) Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                             0.00                               0
                                                                                  ---------------            --------------------

    (36) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                             0.00                               0
                                                                                  ---------------            --------------------

B.   Principal
    (37) Formula Principal Distribution  Amount                                             0.00                             N/A
                                                                                  ---------------            --------------------
         a. Scheduled Principal                                                             0.00                             N/A
                                                                                  ---------------            --------------------
         b. Principal Prepayments                                                           0.00                             N/A
                                                                                  ---------------            --------------------
         c. Liquidated Contracts                                                            0.00                             N/A
                                                                                  ---------------            --------------------
         d. Repurchases                                                                     0.00                             N/A
                                                                                  ---------------            --------------------

    (38) Class M-1 Principal Balance                                               36,000,000.00                   1000.00000000
                                                                                  ---------------            --------------------
   (38a) Class M-1 Pool Factor                                                        1.00000000
                                                                                  ---------------

    (39) Class M-1 Percentage for such Remittance Date                                     0.00%
                                                                                  ---------------

    (40) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                             0.00                      0.00000000
                                                                                  ---------------            --------------------
         b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                      0.00
                                                                                  ---------------

    (41) Unpaid Class M-1 Principal Shortfall
            (if any) following current Remittance Date                                      0.00
                                                                                  ---------------

    (42) Class M-1 Percentage for the following Remittance Date                            0.00%
                                                                                  ---------------

    (43) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                              0.00
                                                                                  ---------------

         (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                            0.00
                                                                                  ---------------

         (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                             0.00
                                                                                  ---------------

         (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                     0.00
                                                                                  ---------------

         (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                        0.00
                                                                                  ---------------

        * Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2001-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-01
                        CUSIP NO.#20846Q-FX1,FY9,FZ6,GA0,GB8,GC6,GD4,GE2,GF9,GG7
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 7/2/01
                                     Page 5

                                                                                       Total $                    Per $1,000
                                                                                       Amount                      Original
                                                                                  ---------------           --------------------
CLASS M-2 CERTIFICATES
----------------------
     (44) Amount available( including Monthly Servicing Fee)                          835,571.54
                                                                                  ---------------
A.   Interest
    (45) Aggregate  interest

         (a) Class M-2 Remittance Rate 7.970%, unless the
                 Weighted Average Contract Rate is less than 7.970%)                        7.97%
                                                                                  ---------------
         (b) Class M-2 Interest                                                       199,250.00                      6.64166656
                                                                                  ---------------            --------------------
         (c) Interest on Class M-2 Adjusted Principal Balance                               0.00
                                                                                  ---------------

    (46) Amount applied to Class M-2 Interest Deficiency Amount                             0.00
                                                                                  ---------------

    (47) Remaining unpaid Class M-2 Interest Deficiency Amount                              0.00
                                                                                  ---------------

    (48) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                             0.00                               0
                                                                                  ---------------            --------------------

    (49) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                             0.00                               0
                                                                                  ---------------            --------------------

B.   Principal
    (50) Formula Principal Distribution  Amount                                             0.00                             N/A
                                                                                  ---------------            --------------------
         a. Scheduled Principal                                                             0.00                             N/A
                                                                                  ---------------            --------------------
         b. Principal Prepayments                                                           0.00                             N/A
                                                                                  ---------------            --------------------
         c. Liquidated Contracts                                                            0.00                             N/A
                                                                                  ---------------            --------------------
         d. Repurchases                                                                     0.00                             N/A
                                                                                  ---------------            --------------------

    (51) Class M-2 Principal Balance                                               30,000,000.00                   1000.00000000
                                                                                  ---------------            --------------------
   (51a) Class M-2 Pool Factor                                                        1.00000000
                                                                                  ---------------

    (52) Class M-2 Percentage for such Remittance Date                                     0.00%
                                                                                  ---------------

    (53) Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                             0.00                      0.00000000
                                                                                  ---------------            --------------------
         b. Unpaid Class M-2 Principal Shortfall
              (if any) following prior Remittance Date                                      0.00
                                                                                  ---------------

    (54) Unpaid Class M-2 Principal Shortfall
              (if any) following current Remittance Date                                    0.00
                                                                                  ---------------

    (55) Class M-2 Percentage for the following Remittance Date                            0.00%
                                                                                  ---------------

    (56) Class M-2 Liquidation Loss Interest
         (a)  Class M-2 Liquidation Loss Amount                                             0.00
                                                                                  ---------------
         (b)  Amount applied to Class M-2
                 Liquidation Loss Interest Amount                                           0.00
                                                                                  ---------------
         (c)  Remaining Class M-2 Liquidation Loss
                 Interest Amount                                                            0.00
                                                                                  ---------------
         (d)  Amount applied to Unpaid Class M-2
                 Loss Interest Shortfall                                                    0.00
                                                                                  ---------------
         (e)  Remaining Unpaid Class M-2
                 Liquidation Loss Interest Shortfalls                                       0.00
                                                                                  ---------------

        * Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2001-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-01
                        CUSIP NO.#20846Q-FX1,FY9,FZ6,GA0,GB8,GC6,GD4,GE2,GF9,GG7
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 7/2/01
                                     Page 6

                                                                                       Total $                    Per $1,000
                                                                                       Amount                      Original
                                                                                  ---------------           --------------------
CLASS BI CERTIFICATES
---------------------
         (1)  Amount Available less the Class A
                 Distribution Amount and Class M-1 Distribution
                 Amount (including Monthly Servicing Fee)                              636,321.54
                                                                                   ---------------

         (3)  Class B-1 Remittance Rate  (8.915%
                 unless Weighted Average Contract Rate
                 is below 8.915%)                                                           8.92%
                                                                                   ---------------

         (3)  Aggregate Class B1 Interest                                              222,875.00                   7.42916656
                                                                                   ---------------           ------------------

         (4)  Amount applied to Unpaid
                 Class B1 Interest Shortfall                                                 0.00                         0.00
                                                                                   ---------------           ------------------

         (5)  Remaining Unpaid Class B1
                 Interest Shortfall                                                          0.00                         0.00
                                                                                   ---------------           ------------------

         (6)  Amount applied to Class B-1
                 Interest Deficiency Amount                                                  0.00
                                                                                   ---------------

         (7)  Remaining Unpaid Class B-1
                 Interest Deficiency Amount                                                  0.00
                                                                                   ---------------

         (8)  Unpaid Class B-1 Principal Shortfall
                 (if any) following prior Remittance Date                                    0.00
                                                                                   ---------------

         (8a) Class B Percentage for such Remittance Date                                    0.00
                                                                                   ---------------

         (9)  Current B-1 Principal (Class B Percentage of Formula Principal
                 Distribution Amount)                                                        0.00                   0.00000000
                                                                                   ---------------           ------------------

        (10a) Class B1 Principal Shortfall                                                   0.00
                                                                                   ---------------

        (10b) Unpaid Class B1 Principal Shortfall                                            0.00
                                                                                   ---------------

         (11) Class B Principal Balance                                             48,000,000.00
                                                                                   ---------------

         (12) Class B1 Principal Balance                                            30,000,000.00
                                                                                   ---------------
        (12a) Class B1 Pool Factor                                                     1.00000000
                                                                                   ---------------

         (13) Class B-1 Liquidation Loss Interest
                  (a) Class B-1 Liquidation Loss Amount                                      0.00
                                                                                   ---------------
                  (b) Amount Applied to Class B-1 Liquidation Loss Interest
                        Amount                                                               0.00
                                                                                   ---------------
                  (c) Remaining Class B-1 Liquidation Loss Interest Amount                   0.00
                                                                                   ---------------
                  (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                        Interest Shortfall                                                   0.00
                                                                                   ---------------
                  (e) Remaining Unpaid Class B-1 Liquidation Loss Interest
                         Shortfall                                                           0.00
                                                                                   ---------------

                                                                   SERIES 2001-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jun-01
                        CUSIP NO.#20846Q-FX1,FY9,FZ6,GA0,GB8,GC6,GD4,GE2,GF9,GG7
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 7/2/01
                                     Page 7

                                                                                       Total $                    Per $1,000
                                                                                       Amount                      Original
                                                                                  ---------------           --------------------

CLASS B2 CERTIFICATES
---------------------
         (14) Remaining Amount Available                                               413,446.55
                                                                                   ---------------

         (15) Class B-2 Remittance Rate (11.250%
                  unless Weighted Average Contract
                  Rate is less than 11.250%)                                               11.25%
                                                                                   ---------------

         (16) Aggregate Class B2 Interest                                              168,750.00                   9.37500000
                                                                                   ---------------           ------------------

         (17) Amount applied to Unpaid
                 Class B2 Interest Shortfall                                                 0.00                         0.00
                                                                                   ---------------           ------------------

         (18) Remaining Unpaid Class B2
                 Interest Shortfall                                                          0.00                         0.00
                                                                                   ---------------           ------------------

         (19) Unpaid Class B2 Principal Shortfall
                 (if any) following prior Remittance Date                                    0.00
                                                                                   ---------------

         (20) Class B2 Principal Liquidation Loss Amount                                     0.00
                                                                                   ---------------

         (21) Class B2 Principal (zero until class B1
                 paid down: thereafter, Class B Percentage
                 of formula Principal Distribution Amount)                                   0.00                   0.00000000
                                                                                   ---------------           ------------------

         (22) Guarantee Payment                                                              0.00
                                                                                   ---------------

         (23) Class B2 Principal Balance                                            18,000,000.00
                                                                                   ---------------
        (23a) Class B2 Pool Factor                                                     1.00000000
                                                                                   ---------------

         (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
                Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
                Amount, Class M-1 Distribution Amount, Class B-1 Distribution
                Amount and Class B-2  Distribution Amount, if the Company
                or Green Tree Financial Servicing Corp. is the Servicer)               244,696.56
                                                                                   ---------------


         (25) Class B-3I Guarantee Fee                                                      (0.00)
                                                                                   ---------------

         (26) Class B-3I Distribution Amount                                                 0.00
                                                                                   ---------------

         (27) Class B-3I Formula Distribution Amount (all Excess
                  Interest plus Unpaid Class B-3I Shortfall)                                 0.00
                                                                                   ---------------

         (28) Class B-3I Distribution Amount (remaining Amount Available)                    0.00
                                                                                   ---------------

         (29) Class B-3I Shortfall (26-27)                                           1,802,975.81
                                                                                   ---------------

         (30) Unpaid Class B-3I Shortfall                                            2,699,371.80
                                                                                   ---------------

         (31) Class M-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                   ---------------

         (32) Class B-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                   ---------------

         (33) Repossessed Contracts                                                    395,869.12
                                                                                   ---------------
         (34) Repossessed Contracts Remaining in Inventory                             697,101.84
                                                                                   ---------------

         (35) Weighted Average Contract Rate                                             12.71710
                                                                                   ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.